SECURITIES AND EXCHANGE COMMISSION
			     Washington, D.C.  20549
				   FORM 8-K

				Current Report

		Pursuant to Section 13 or 15(d) of the Securities
				Exchange Act of 1934

		Date of Report (date of earliest event reported):
				May 15, 2001

			  MMCA  AUTO  OWNER TRUST  1999-2
		     (MMCA Auto Receivables Trust  - Originator)
		______________________________________________________
		(Exact Name of Registrant as Specified in its Charter)

		Delaware 				 333-85685
	____________________________		________________________
	(State or other jurisdiction		(Commission File Number)
	     of incorporation)		          (IRS Employer Id No.)


				P.O. Box 6038
			Cypress, California  90630-0038
				(714) 236-1510
	      __________________________________________________________
		(Address of Registrant's principal executive office and
		   Registrant's telephone number, including area code)

	Item 5.	Other Events.
		The Registrant hereby incorporates by reference the information contained in the attached exhibits in response to this Item 5.

	Item 7.	Financial Statements and Exhibits.
		(c)  Exhibits.
			MMCA Auto Owner Trust 1999-2
			Asset Backed Notes and
			Asset Backed Certificates.

	Monthly Servicer's Certificate, dated: May 9, 2001

	Monthly Servicing Report, for the following reporting period:
		April 1, 2001 through April 30, 2001


				SIGNATURES

	Pursuant to the requirements of the Securities Exchange	Act of
	1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


	MMCA AUTO RECEIVABLES Trust
	Dated: May 18, 2001

	/s/ Hideyuki Kitamura
	________________________
	By: Hideyuki Kitamura
	Executive V.P., Finance